Summary

Prospectus

December 29, 2021

Goldman Sachs Enhanced Dividend Global Equity Portfolio
Class A: GADGX  Institutional: GIDGX  Class R6: GRGDX

Before you invest, you may want to review the Goldman Sachs Enhanced Dividend Global Equity Portfolio (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated December 29, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Enhanced Dividend Global Equity (“EDGE”) Portfolio (the “Fund”) seeks long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 74 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 117 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-166 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional	Class R6
Management Fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.23%	0.11%	0.10%
Acquired (Underlying) Fund Fees and Expenses	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses[2]	1.40%	1.03%	1.02%
Fee Waiver and Expense Limitation[3]	(0.10)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[2]	1.30%	0.97%	0.96%
1
The “Other Expenses” for Class R6 Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
2
The “Total Annual Fund Operating Expenses” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (underlying) Fund Fees and Expenses.
3
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A Shares of the Fund. These arrangements will remain in effect through at least December 29, 2022, and prior to such date, the Investment Adviser and Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.

2 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares, Institutional Shares and Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A Shares, Institutional Shares and Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$961	$1,267	$2,133
Institutional Shares	$99	$323	$565	$1,258
Class R6 Shares	$98	$320	$559	$1,247

Portfolio Turnover
The Fund does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, the Fund and the Underlying Funds pay transaction costs when they buy and sell other securities or instruments (i.e., “turn over” their portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Fund, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2021 was 16% of the average value of its portfolio.
Principal Strategy
The Fund seeks to achieve its investment objective by investing in securities or instruments and a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).
Under normal conditions, at least 80% of the Fund’s total assets measured at time of purchase (“Total Assets”) will be allocated among Underlying Funds. While it is expected that the Fund will invest primarily in the Underlying Funds, the Fund may also invest directly in other securities and instruments, including affiliated and/or unaffiliated exchange traded funds (“ETFs”). The Fund is intended for investors who seek current income.
Additionally, under normal circumstances, the Fund intends to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in Underlying Equity Funds and equity securities with a blend of domestic large-cap, small-cap and international exposure to seek capital appreciation. The Investment Adviser expects that the Fund will invest a relatively significant percentage of its equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium Fund and Goldman Sachs International Equity Dividend and Premium Fund, which employ call writing strategies and have an emphasis on dividend paying stocks.
In addition, under normal circumstances, the Fund will have a small strategic allocation in U.S. investment grade bonds. This strategic allocation will normally not exceed 10% of the Fund’s Total Assets and may consist of an investment in Underlying Fixed Income Funds or investments in other fixed income securities. This allocation in the Fund serves two purposes. First, it provides some ordinary income which can be netted against Fund expenses and may increase the net distributions of qualifying dividends (i.e., those dividends subject to the federal long-term capital gain tax rate). Second, it will provide the Investment Adviser with an allocation in which to implement its tactical views.
Also under normal circumstances, the Fund invests approximately 10% of its total assets in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”). This allocation serves three purposes. First, it enables the Investment Adviser to implement the tactical views generated by the Investment Adviser’s Investment Strategy Group. Second, the Underlying Tactical Fund’s investments may provide some ordinary income and short-term gains against which Fund expenses can be netted. Finally, it may increase the net distributions of qualifying dividends.
The Investment Adviser will occasionally develop views regarding short-term expected returns, and may seek to temporarily change the allocations in the Fund in an attempt to improve short-term return. The Investment Adviser primarily implements such tactical views through its investment in the Underlying Tactical Fund but may also implement these views by selling and buying among the various Underlying Funds or by purchasing securities or other instruments, including ETFs. As part of a tactical allocation, the Fund, as of the date of the Prospectus, invests in the Underlying Tactical Fund. The Fund may discontinue this allocation in the future at the discretion of the Investment Adviser and without shareholder approval or notice.
Under normal conditions, the Fund may have up to 20% of its Total Assets invested directly in securities and other instruments, including derivative instruments (such as swaps, forward currency contracts and futures contracts). These securities and other instruments may be denominated in currencies other than the U.S. dollar. Because the Investment Adviser may have both positive and negative views on stocks, the Fund may also establish short positions.
In managing the Fund, the Investment Adviser seeks income in excess of the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”). Many, but not all, of the Underlying Funds seek to invest in high dividend paying stocks and expect to achieve dividends in excess of their respective benchmarks.
The Fund’s benchmark index is the EDGE Composite Index, which is comprised of the Morgan Stanley Capital International All Country World Index Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg U.S. Aggregate Bond Index (10%).
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's and Underlying Funds’ principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

3 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
Derivatives Risk. The Fund's use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Expenses Risk. By investing in the Underlying Funds indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.
Investing in the Underlying Funds. The investments of the Fund are concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. A strategy used by the Underlying Funds may fail to produce the intended results. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.
Investments in Affiliated Underlying Funds. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Funds and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Fund assets among the various Underlying Funds because the Fund’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust (the “Trust”) may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Short Position Risk. The Fund may use derivatives, including futures and swaps, to implement short positions. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate and may exceed the amount invested.
Temporary Investments.  Although the Fund normally seeks to invest approximately 80% of its Total Assets in the Underlying Funds, the Fund may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limitation in short-term obligations. When the Fund’s assets are invested in such investments, the Fund may not be achieving its investment objective.
Principal Risks of the Underlying Funds
Clean Energy Sector Risk. The Clean Energy Income Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand

4 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Underlying Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.
Commodity Sector Risk. Exposure to the commodities markets may subject the Underlying Tactical Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Underlying Tactical Fund's subsidiary may enter into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the subsidiary’s, and therefore the Underlying Tactical Fund’s, share value to fluctuate.
Collateralized Loan Obligations Risk.  The Underlying Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Underlying Fund’s investments in CLOs primarily consist of investment grade tranches.
Conflict of Interest Risk. Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict an Underlying Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the
Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter ("OTC") transactions. Therefore, in those instances in which the Underlying Tactical Fund enters into uncleared OTC transactions, the Underlying Tactical Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Tactical Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Underlying Fund's liquidity and cause significant deterioration in NAV. These risks are more pronounced in connection with an Underlying Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. An Underlying Fund’s use of options, forwards, futures, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Underlying Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Dividend-Paying Investments Risk.  An Underlying Fund’s investments in dividend-paying securities could cause the Underlying Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet an Underlying Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of an Underlying Fund to produce current income.
Energy Sector Risk. The Goldman Sachs  MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, social, political, environmental, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. Master limited partnerships (“MLPs”), energy infrastructure companies and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the

5 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Expenses Risk. By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and real estate investment trusts (“REITs”) indirectly through the Underlying Tactical Fund, an investor in the Underlying Tactical Fund such as the Fund will incur not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Tactical Fund (including operating costs and investment management fees), but also expenses of the Underlying Tactical Fund.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit an Underlying Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent an Underlying Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, an Underlying Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects an Underlying Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and an Underlying Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Underlying Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to an Underlying Fund’s investments resulting from a substitute reference rate may also adversely affect the Underlying Fund’s performance and/or NAV.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Underlying Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Geographic Risk. If the Underlying Fund focuses its investments in issuers located in a particular country or geographic region, it will subject the Underlying Fund, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Industry Concentration Risk. The Underlying Global Infrastructure Fund concentrates its investments in securities of companies in the infrastructure group of industries, the Clean Energy Income Fund concentrates its investments in securities of companies in the clean energy group of industries, and the Underlying Global Real Estate Securities Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. This concentration subjects the Underlying Funds to greater risk of loss as a result of adverse economic, business, political, environmental or other developments in such industries than if its investments were diversified across different industries.
Infrastructure Company Risk.  Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and an Underlying Fund's investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.  Value stocks are those believed to be undervalued in comparison to their peers, due to market, company-specific or other factors.
Investments in ETFs.  The Underlying Tactical Fund and Clean Energy Income Fund may invest directly in affiliated and/or unaffiliated ETFs. The ETFs in which the Underlying Tactical Fund and Clean Energy Income Fund invest may invest directly in the same securities as those of the Underlying Funds’ investments. In addition, the Underlying Funds’ investments in these affiliated and/or unaffiliated ETFs will be

6 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.
Investments of an Underlying Fund’s Underlying Funds.  Because the Underlying Tactical Fund invests in its underlying funds, the Underlying Tactical Fund’s shareholders will be affected by the investment policies and practices of its underlying funds in direct proportion to the amount of assets the Underlying Tactical Fund allocates to those underlying funds.
Large Shareholder Transactions Risk. An Underlying Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Underlying Fund’s NAV and liquidity. Similarly, large purchases of Underlying Fund shares may adversely affect the Underlying Fund’s performance to the extent that the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Fund’s expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Underlying Tactical Fund more volatile. The use of leverage may cause the Underlying Tactical Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Underlying Tactical Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
Liquidity Risk.  An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with an Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on an Underlying Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, an Underlying Fund not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Underlying Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Underlying Fund to the creditworthiness of that lender as well. Investors in loans, such as an Underlying Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's and/or Underlying Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Underlying Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, an Underlying Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.
Market Risk. The value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic

7 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Underlying Fund and its investments.
Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
MLP Tax Risk.  Tax risks associated with investments in the Underlying MLP Fund include but are not limited to the following:
MLP Tax Risk Generally. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Underlying MLP Fund’s investment in the MLP and lower income to the Underlying MLP Fund.
To the extent a distribution received by the Underlying MLP Fund from an MLP is treated as a return of capital, the Underlying MLP Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Underlying MLP Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Underlying MLP Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Underlying MLP Fund’s investment in the MLP and lower income to the Underlying MLP Fund.
Underlying MLP Fund Structure Risk.  The Fund will gain exposure to MLPs through an investment in the Underlying MLP Fund. Unlike traditional mutual funds, the Underlying MLP Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means that the Underlying MLP Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and will also be subject to state and local income taxes.
Underlying MLP Fund Tax Estimation/NAV Risk.  In calculating the Underlying MLP Fund’s daily NAV, the Underlying MLP Fund will, among other things, accrue for its current taxes and deferred tax liability and/or asset balances. The Underlying MLP Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Underlying MLP Fund on interests of MLPs considered to be a return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Underlying MLP Fund’s NAV. The Underlying MLP Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Underlying MLP Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Underlying MLP Fund’s NAV. The Underlying MLP Fund will rely to some extent on information provided by MLPs, which may not be provided to the Underlying MLP Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Underlying MLP Fund’s NAV could vary dramatically from the Underlying MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Underlying MLP Fund’s actual tax liability or benefit may have a material impact on the Underlying MLP Fund’s NAV. From time to time, the Underlying MLP Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Underlying MLP Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Underlying MLP Fund’s actual tax liability and/or asset balances.
Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. Certain Underlying Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Diversification Risk. Certain of the Underlying Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than

8 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
diversified mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Non-Hedging Foreign Currency Trading Risk.  Certain Underlying Funds may engage in forward foreign currency transactions for both hedging and non-hedging purposes. An Underlying Fund’s investment adviser may purchase or sell foreign currencies through the use of forward contracts based on the investment adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Underlying Fund’s investment adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment adviser’s expectations may produce significant losses to the Underlying Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Investments Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Option Writing Risk.  Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (premium) at the time of selling the call option. When an Underlying Fund writes stock index (or related ETF) call options, it receives cash but limits its opportunity to profit from an increase in the market value of the index beyond the exercise price (plus the premium received) of the option. In a sharp rising market, such Underlying Funds could significantly underperform the market, and these Underlying Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but each Underlying Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio and in a period of a sharply falling equity market, these Underlying Funds will likely also experience sharp declines in their net asset value.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders (including the Fund), and is also likely to result in short-term capital gains taxable to shareholders of the Underlying Fund.
Private Investment Risk.  The Underlying MLP Fund and Clean Energy Income Fund may make private investments in public equities (“PIPEs”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, an Underlying Fund may bear the price risk from the time of pricing until the time of closing. An Underlying Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. An Underlying Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Underlying Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of an Underlying Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Underlying Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Real Estate Industry Risk. Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative underperformance and out-performance in comparison to equity securities markets in general.
REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.
Sector Risk.  To the extent an Underlying Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Underlying Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
Short Position Risk. The Underlying Tactical Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Underlying Tactical Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Underlying Tactical Fund has taken a short position increases, then it will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Small-Cap and Mid-Cap Risk.  Investments in small-capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

9 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
Sovereign Default Risk.  An issuer of sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Strategy Risk. The Underlying MLP Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a “C” corporation, rather than as a regulated investment company (“RIC”) for U.S. federal income tax purposes, is a relatively new investment strategy for mutual funds. This strategy involves complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for Underlying MLP Fund and its shareholders.
Subsidiary Risk.  The Underlying Tactical Fund’s wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the “Subsidiary”) is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Tactical Fund and/or the Subsidiary to operate as described in the Underlying Tactical Fund’s Prospectus and Statement of Additional Information and could adversely affect the Underlying Tactical Fund.
Subsidiary Tax Risk.  The Underlying Tactical Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. Historically, the IRS issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Underlying Tactical Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Underlying Tactical Fund intends to limit its investments in commodity index-linked structured notes.
The IRS recently issued final regulations that would generally treat the Underlying Tactical Fund’s income inclusion with respect to a subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion (the “Subpart F Distribution Rule”) or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
In reliance on an opinion of counsel (“Tax Opinion”), the Underlying Tactical Fund may gain exposure to the commodity markets through investments in the Subsidiary. As a condition to receiving the Tax Opinion, the Underlying Tactical Fund already seeks to satisfy the Subpart F Distribution Rule.
The tax treatment of the Underlying Tactical Fund’s investments in the Subsidiary could affect whether income derived from such investment is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Underlying Tactical Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Underlying Tactical Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for an Underlying Tactical Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Tax-Managed Investment Risk.  Because the investment advisers of certain Underlying Funds balance investment considerations and tax considerations, the pre-tax performance of those Underlying Funds may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Underlying Funds to shareholders. A high percentage of an Underlying Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.
Underlying Fund’s Investments in Affiliated Underlying Funds.  The Investment Adviser will have the authority to select and substitute the Underlying Tactical Fund’s underlying funds. The Investment Adviser and/or its affiliates are compensated by the Underlying Tactical Fund and its underlying funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Underlying Tactical Fund assets among the various underlying funds in which it invests, both because the fees payable to the Underlying Tactical Fund and/or its affiliates by its underlying funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Tactical Fund’s underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating Underlying Tactical Fund assets among the various underlying funds in which it invests because the Underlying Tactical Fund’s portfolio management team may also manage some of its underlying funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Underlying Tactical Fund and those underlying funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter. In selecting actively managed underlying funds of the Underlying Tactical Fund, the Investment Adviser generally expects to select affiliated investment companies without considering or canvassing the universe of unaffiliated investment companies available even though there may (or may not) be one or more unaffiliated investment company that may be a more appropriate addition to the Underlying Tactical Fund. To the extent that an investment in an affiliated investment company is not available, including as the result of capacity constraints, only then will the Investment Adviser consider unaffiliated investment companies.

10 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
Underlying Fund’s Investments in Underlying Funds.  The Underlying Tactical Fund’s investment performance is directly related to the investment performance of the underlying funds that the Underlying Tactical Fund holds. The ability of the Underlying Tactical Fund to meet its investment objective is directly related to the ability of the Underlying Tactical Fund’s underlying funds to meet their objectives as well as the allocation among those underlying funds by the Investment Adviser.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Utilities Industry Risk.  Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Fund as of the date of the Prospectus is provided beginning on page 35 of the Prospectus.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A Shares, Institutional Shares and Class R6 Shares compare to those of certain broad-based securities market indices and to the EDGE Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Fund’s asset classes weighted according to their respective weightings in the Fund’s target range. The EDGE Composite Index is comprised of the MSCI ACWI IMI (90%) and the Bloomberg U.S. Aggregate Bond Index (10%). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	11.64%	September 30, 2021

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	17.18%	June 30, 2020
Worst Quarter Return	-21.18%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2020	1 Year	5 Years	10 Years	Inception Date
Class A Shares				4/30/2008
Returns Before Taxes	2.00%	7.02%	6.57%
Returns After Taxes on Distributions	1.60%	6.15%	5.58%
Returns After Taxes on Distributions and Sale of Fund Shares	1.44%	5.39%	5.10%
Institutional Shares				4/30/2008
Returns Before Taxes	8.37%	8.66%	7.61%
Class R6 Shares				12/29/2017
Returns Before Taxes	8.39%	8.68%*	7.62%*
EDGE Composite Index (reflects no deduction for fees or expenses)	16.00%	11.53%	8.69%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	16.20%	12.13%	9.08%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.49%	4.43%	3.84%
*
Class R6 Shares commenced operations on December 29, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Institutional and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

11 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
Portfolio Management
GSAM is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Monali Vora, CFA, Managing Director, has managed the Fund since 2009; Aron Kershner, Managing Director, has managed the Fund since 2014; and John Sienkiewicz, Managing Director, has managed the Fund since 2019.
Buying and Selling Fund Shares
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of GSAM and its affiliates. There is no minimum for initial purchases of Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

12 Summary Prospectus — Goldman Sachs Enhanced Dividend Global Equity Portfolio
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